UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement.
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to §240.14a-12.

K-V PHARMACEUTICAL COMPANY
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):
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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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K-V PHARMACEUTICAL COMPANY
2503 South Hanley Road
St. Louis, Missouri 63144

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD September 1, 2005

St. Louis, Missouri
July 27, 2005

The 2005 Annual Meeting of Stockholders (the “Annual Meeting”) of K-V Pharmaceutical Company (the “Company”) will be held on September 1, 2005, at 9:00 A.M., Central Daylight Savings Time, at The St. Louis Club (Lewis and Clark Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, for the following purposes:

1.	To elect three (3) Class A directors, to hold office for three years and until their successors are elected and qualified;

2.	To ratify the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on July 8, 2005, will be entitled to notice of and vote at the Annual Meeting or at any adjournment thereof. Lists of all holders of Class A Common Stock and all holders of Class B Common Stock entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares registered in the name of each stockholder, will be open during usual business hours to the examination of any stockholder, for any purpose germane to the annual meeting, for 10 days prior to the date thereof, at the office of the Company at 2503 South Hanley Road, St. Louis, Missouri 63144.

A copy of the 2005 Annual Report to Stockholders is enclosed.

By Order of the Board of Directors

Alan G. Johnson, Secretary

Whether or not you intend to be present at the meeting, please mark, sign, date and return the accompanying proxy promptly so that your shares may be represented and voted at the meeting. A return addressed envelope is enclosed for your convenience.

K-V PHARMACEUTICAL COMPANY
2503 South Hanley Road
St. Louis, Missouri 63144

PROXY STATEMENT

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of K-V Pharmaceutical Company (the “Company”) for use at the Annual Meeting of Stockholders to be held on September 1, 2005, or any adjournment thereof (the “Annual Meeting”). Solicitation of proxies is being made by the Company and will be made primarily by mail. In addition to solicitation by mail, officers, directors and employees of the Company may solicit personally, by mail or telephone if proxies are not promptly received. The cost of solicitation of proxies will be paid by the Company and will also include reimbursement paid to brokerage firms and others for their reasonable out-of-pocket expenses of forwarding solicitation material to their principals. Whether or not you expect to attend the meeting in person, please specify your choice by marking and returning your executed proxy in the enclosed envelope, and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and form of proxy were first mailed to stockholders on or about July 27, 2005.

REVOCATION OF PROXY

If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing, provided that your notice of revocation is actually received by the Secretary prior to the voting of the proxy.

RECORD DATE

Stockholders of record at the close of business on July 8, 2005, will be entitled to vote at the Annual Meeting.

ACTION TO BE TAKEN UNDER THE PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, Marc S. Hermelin and Gerald R. Mitchell, or the one of them who acts, will vote:

1.
FOR the election of Kevin S. Carlie, Marc S. Hermelin and David A. Van Vliet as the Class A directors of the Company, to hold office for three years and until their respective successors have been duly elected and qualified;

2.	FOR the ratification of the engagement of KPMG LLP as the Company’s independent registered public accounting firm; and

3.	In their discretion on the transaction of such other business as may properly come before the Annual Meeting.

Kevin S. Carlie, Marc S. Hermelin and David A. Van Vliet are presently directors. Should any nominee become unavailable or decline to serve for any reason, it is intended that the persons named in the proxy will vote for the election of such other person as may be designated by the Board of Directors. The Board of Directors is not aware of any circumstances likely to cause any nominee to be unavailable for election or to decline to serve.

SECURITY OWNERSHIP OF PRINCIPAL HOLDERS
AND MANAGEMENT

On July 8, 2005 there were 36,160,982 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), outstanding and 13,138,424 shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock” and collectively, with the Class A Common Stock, the “Common Stock”), outstanding, which constitute all of the outstanding voting shares of the Company. Each share of Class A Common Stock is entitled to one-twentieth of one vote (or 1,808,049 votes if all outstanding shares of Class A Common Stock are voted), and each share of Class B Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

Under applicable state law and the provisions of the Company’s Certificate of Incorporation and Bylaws: (1) the vote required for the election of a director is a plurality of the votes of the issued and outstanding shares of Class A Common Stock and Class B Common Stock, as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, and (2) the vote required for the ratification of KPMG LLP as the Company’s independent registered public accounting firm and all other matters that may come before the Annual Meeting generally is the affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock present in person or represented by proxy at a meeting of stockholders and entitled to vote. Except as otherwise required by law, in all voting, holders of Class A Common Stock and Class B Common Stock vote as a single class.

Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Brokers are permitted to vote proxies of any client in their own discretion as to the non-contested election of directors if the client has not furnished voting instructions within 10 days of the meeting. Certain proposals other than the election of directors are “non-discretionary,” and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes on matters on which they are not voted are referred to as “broker non-votes.”

Based on the above:

•
With respect to the election of directors, shares present at the meeting that abstain or shares represented by proxies that are marked "WITHHOLD AUTHORITY'' will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such abstention or direction applies. Shares not present at the meeting will not affect the election of a director. Broker non-votes will not be treated as shares represented at the meeting with respect to the election of a director and, therefore, will likewise have no effect.

•
With respect to all other matters, shares present at the meeting that abstain (including proxies that deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matter. Shares not present at the meeting will not affect the outcome as to any such matter. Broker non-votes will not be treated as shares present at the meeting as to such matter voted on and, therefore, will have no effect.

Votes will be counted by a duly appointed inspector of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of July 8, 2005 with respect to each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of our Class A or Class B Common Stock. This table is based on Schedules 13G filed with the Securities and Exchange Commission and other information delivered to or obtained by the Company.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Owner	Percent of Class A	Percent of Class B
EARNEST Partners, LLC (1) 75 Fourteenth Street, Suite 2300 Atlanta, GA 30309	Class A and B Common Stock	5,868,894 (2)	16.0%	0.6%
Neuberger Berman, Inc. (3) 605 Third Avenue New York, NY 10158	Class A Common Stock	4,840,932 (4)	13.4%	--

(1)
As reflected on the Schedule 13G/A dated December 10, 2004 and the Schedule 13G/A dated February 9, 2005, filed by EARNEST Partners, LLC (“EARNEST”). Shares reported by EARNEST were reported in EARNEST’s capacity as an investment advisor. EARNEST reported sole voting power of 2,429,681 Class A shares and 149,100 Class B shares; shared voting power of 871,298 Class A shares and 146,640 Class B shares; sole dispositive power of 4,206,629 Class A shares and 295,740 Class B shares; and no shared dispositive power of either Class A or Class B shares.

(2)	The Company’s records indicate that EARNEST holds an additional 1,587,790 Class A shares and has reduced its holdings of Class B shares by 221,265 shares.

(3)
As reflected on the Schedule 13G dated February 13, 2004, filed by Neuberger Berman, Inc. (“NBI”). Shares reported by NBI were reported as being beneficially owned by its subsidiaries, Neuber Berman, LLC and Neuberger Berman Management Inc. (collectively, the “Subsidiaries”), and Neuberger Berman Genesis Fund Portfolio of which Neuberger Berman, LLC serves as sub advisor and Neuberger Berman Management Inc. serves as investment manager. Neuberger Berman, LLC disclaims any beneficial interest in 113,975 shares that are owned by employees of Neuberger Berman, LLC in such employees’ personal securities accounts. NBI reported sole voting power of 398,195 Class A shares; shared voting power of 3,509,210 Class A shares; no sole dispositive power; and shared dispositive power of 4,760,674 Class A Shares.

(4)	The Company’s records indicate that Neuberger Berman holds an additional 80,258 Class A shares.

SECURITY OWNERSHIP OF MANAGEMENT

Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of our shares, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table shows, as of July 8, 2005, the beneficial ownership of (1) each of the executive officers named in the Summary Compensation Table, (2) each present director and nominee for director of the Company and (3) all present directors and executive officers as a group of all of our shares of Class A Common Stock and Class B Common Stock. Unless otherwise noted, voting and dispositive power relating to the shares described below is exercised solely by the listed beneficial owner. The individuals named have furnished this information to us.

Name and Address	Amount of Beneficial Ownership Class A Stock (a)	Percent of Class A (b)	Amount of Beneficial Ownership Class B Stock (a)	Percent of Class B (b)
Lawrence Brody, Minnette Hermelin and Marc S. Hermelin, Trustees One Metropolitan Square St. Louis, Missouri 63101	1,499,812 (c)	4.1%	2,077,312 (c)	15.8%
Lawrence Brody, Arnold L. Hermelin and Marc S. Hermelin, Trustees One Metropolitan Square St. Louis, Missouri 63101	1,459,874 (d)	4.0%	2,082,375 (d)	15.9%
Lawrence Brody, Marc S. Hermelin and David S. Hermelin, Trustees One Metropolitan Square St. Louis, Missouri 63101	1,412,656 (e)	3.9%	2,029,615 (e)	15.4%
Marc S. Hermelin 2503 S. Hanley Road St. Louis, Missouri 63144	417,283 (f)	1.1%	1,334,949 (f)	10.1%
Alan G. Johnson (table continued on next page)	150,846	º	141,311	1.1%
Victor M. Hermelin	197,118	º	178,778	1.4%
Jean M. Bellin	---	º	5,000	º
Norman D. Schellenger	---	º	500	º
David S. Hermelin	15,375(g)	º	82,875(g)	º
Kevin S. Carlie	---	º	13,100	º
Terry B. Hatfield	---	º	2,500	º
David A. Van Vliet	---	º	2,500	º
Raymond F. Chiostri	28,125	º	57,375	º
Michael S. Anderson	85,812	º	---	º
Jerald J. Wenker	12,000	º	---	º
All current directors and executive officers as a group (17 individuals)	5,378,244(h)	14.7%	8,096,865(h)	60.9%
_____________________

º   Less than one percent

(a)	Includes the following shares that were not owned by the persons listed but which could be purchased from the Company under options exercisable currently or within 60 days after July 8, 2005.

	Shares of Class A Common Stock	Shares of Class B Common Stock
Marc S. Hermelin	250,000	96,450
Victor M. Hermelin	-0-	-0-
Alan G. Johnson	23,375	-0-
Raymond F. Chiostri	750	-0-
David S. Hermelin	5,250	20,000
Norman D. Schellenger	-0-	500
Kevin S. Carlie	-0-	13,100
Jean M. Bellin	-0-	5,000
Terry B. Hatfield	-0-	2,500
David A. Van Vliet	-0-	2,500
Michael S. Anderson	2,688	-0-
Jerald J. Wenker	12,000	-0-

(b)
In determining the percentages of shares deemed beneficially owned by each director and officer listed herein, the exercise of all options held by each person that are currently exercisable or will become exercisable within 60 days of July 8, 2005, is assumed.

(c)	These shares are held in an irrevocable trust created by another party, the beneficiary of which is Anne S. Kirschner.

(d)	These shares are held in an irrevocable trust created by another party, the beneficiary of which is Arnold L. Hermelin.

(e)
These shares are held in two irrevocable trusts created by another party, the beneficiaries of which are Marc S. Hermelin (as to 877,531 shares of Class A Common Stock and 1,006,990 shares of Class B Common Stock) and Minnette Hermelin, the mother of Marc S. Hermelin (as to 535,125 shares of Class A Common Stock and 1,022,625 shares of Class B Common Stock).

(f)
Does not include 4,372,342, shares of Class A Common Stock and 6,189,302 shares of Class B Common Stock held in four irrevocable trusts created by another party referred to in footnotes (c), (d) and (e), over which Marc S. Hermelin is one of three trustees who shares voting and investment power.

(g)
Does not include 1,412,656 shares of Class A Common Stock and 2,029,615 shares of Class B Common Stock held in the irrevocable trusts referred to in footnote (e), over which David S. Hermelin shares voting and investment power as one of three trustees.

(h)
All of such shares are owned, or represented by shares purchasable as set forth in footnote (a), solely by such persons. In determining the percentage of shares deemed beneficially owned by all directors and executive officers as a group, the exercise of all options held by each person which are currently exercisable or exercisable within 60 days of July 8, 2005 is assumed. For such purposes, 36,514,098 shares of Class A Common Stock and 13,296.327 shares of Class B Common Stock are deemed to be outstanding.

In addition to the 36,160,982 shares of Class A Common Stock outstanding as of July 8, 2005, 40,000 shares of the 7% Preferred Stock are issued and outstanding. Each share of 7% Preferred Stock is convertible into Class A Common Stock at a ratio of 8.4375 shares of Class A Common Stock for each share of 7% Preferred Stock. Other than as required by law, the 7% Preferred Stock has no voting rights. If all shares of the 7% Preferred Stock were converted, the aggregate voting power thereof would be equivalent to the voting power of 16,875 shares of Class B Common Stock.

In addition, all holders of Class B Common Stock have the right, at any time, to convert their Class B Common Stock into Class A Common Stock on a share-for-share basis. If all shares of Preferred Stock and all shares of Class B Common Stock were converted into Class A Common Stock, 50,147,925 shares of Class A Common Stock would be outstanding, and each person included in the previous table would hold the number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock listed in the table plus the number of shares of Class A Common Stock listed in the table, which includes options exercisable by all directors and executive officers currently or within 60 days after July 8, 2005.

PROPOSAL 1 - ELECTION OF THREE CLASS A DIRECTORS

INFORMATION CONCERNING NOMINEES AND
DIRECTORS CONTINUING IN OFFICE

The Company's Certificate of Incorporation, as amended, and Bylaws, as amended, provide for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The terms of the current Class A Directors expire at the 2005 Annual Meeting. The Board of Directors has nominated Kevin S. Carlie, Marc S. Hermelin and David A. Van Vliet, who are the current Class A directors, for a term expiring at the Company’s annual meeting of its stockholders in 2008. It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote for the election of the Class A nominees listed below to serve until the 2008 annual meeting of stockholders.

The Company’s Bylaws, as amended, currently specify that the number of directors shall be no more than ten, as determined by the Board of Directors. Currently the number of directors is nine (9).

The following table lists, for the nominees for directors and for present directors continuing in office, each such person’s principal occupation for at least the past five years, each person’s present position with the Company, the year in which each was first elected as a director (each serving continuously since first elected or appointed), the directorship of each person, each person’s age and each person’s directorships with other companies whose securities are registered with the Securities and Exchange Commission and the class and expiration of such director's term as director.

CLASS A: To be elected to serve as director until 2008

Name	Age	Service as a Director Since	Occupation, Position with Company; Other Directorships
Kevin S. Carlie	50	2001	Director; Member or Partner since 1984 in the Certified Public Accounting Firm of Stone Carlie & Company, LLC, and its predecessors.
Marc S. Hermelin	63	1973
Director; Vice Chairman of the Board of the Company since 1974; Chief Executive Officer from 1975 to February 1994 and since December 1994; Director and Vice President of Particle Dynamics, Inc. since 1974.

David A. Van Vliet	50	2004
Director; President and Chief Operating Officer of Angelica Corporation since June 2005; President and CEO of Growing Family, Inc. from 1998 to 2005; President and COO of Growing Family, Inc. from 1996 to 1998.

CLASS B: To continue to serve as director until 2006

Name	Age	Service as a Director Since	Occupation, Position with Company; Other Directorships
Victor M. Hermelin (a)	91	1946	Chairman of the Board of the Company since 1972; Treasurer of the Company from 1971 to 2000; Director and Vice President of Particle Dynamics, Inc. since 1974.
Alan G. Johnson	71	1976
Director and Secretary of the Company; Senior Vice President-Strategic Planning and Corporate Growth of the Company since September 1999; Chairman and CEO of Johnson Research & Capital Inc., an investment banking firm, from January 1999 to September 1999; Attorney at Law and prior to January 1, 1999, Member or Partner since 1976 in the law firm of Gallop, Johnson & Neuman, L.L.C. and its predecessors; Director of Particle Dynamics, Inc. since 1977; Director of ETHEX Corporation since 1990; Director of Ther-Rx Corporation since 1998; Director of Siboney Corporation.

David S. Hermelin (b)	38	2004
Director; Vice President of Corporate Strategy and Operations Analysis of the Company since 2002; Vice President of Corporate Planning and Administration from 1995 to 2002; Manager of Strategic Planning and Administration from 1993 to 1995; Manager of Business Development from 1990 to 1993.

CLASS C: To continue to serve as director until 2007

Jean M. Bellin	55	2003
Director; CEO of Mountain View Pharmaceuticals since June 2004; Vice President from 2003 to June 2004 of Luitpold Pharmaceuticals with worldwide responsibility for two of its divisions; President, CEO and Director of New Medical Concepts, Inc. from 1997 to 2003; Vice President of the U.S., Canada and Inter-continental pharmaceutical business of UCB Pharma from 1993 to 1996.

Norman D. Schellenger	73	1998
Director; Director, ProEthics Pharmaceuticals, Inc. since 2004; Retired from 1997 to 2004; Vice President of Sales and Marketing of UCB Pharma from 1995 to 1997; President of Whitby Pharmaceuticals from 1992 to 1994.

Name	Age	Service as a Director Since	Occupation, Position with Company; Other Directorships
Terry B. Hatfield	57	2004
Director; President of ZeaVision since 2003; Consultant for merger and acquisition transactions from 2001 to 2003; Co-President of Protein Technologies International from 1998 to 2001; Executive Vice President of Global Market Operations of Protein Technologies International from 1994 to 1998.

_________________________

(a)	Victor M. Hermelin is the father of Marc S. Hermelin.

(b)	David Hermelin is the son of Marc S. Hermelin and the grandson of Victor M. Hermelin.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES FOR CLASS A DIRECTOR NAMED ABOVE.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Determination of Director Independence

Under the rules of the New York Stock Exchange (“NYSE”), a director of the Company only qualifies as “independent” if our Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). Our Board of Directors has established guidelines to assist it in determining whether a director has a material relationship with the Company. Under these guidelines, a director is not considered to have a material relationship with the Company if he or she is independent under Section 303A.02 of the NYSE Listed Company Manual.

Our Board of Directors has determined that Messrs. Schellenger, Carlie, Bellin, Van Vliet and Hatfield are “independent” as determined under Section 303A.02 of the NYSE Listed Company Manual.

Meetings and Committees of the Board of Directors; Corporate Governance

The business and affairs of our Company are overseen by our Board of Directors, which currently consist of nine members.

During fiscal 2005, the Board of Directors held six meetings, the Audit Committee held seven meetings and the Compensation Committee held two meetings. In addition, the independent directors have scheduled to meet twice annually in conjunction with the regularly scheduled in person meetings of the Board of Directors and that the presiding director of such meetings shall rotate alphabetically among the independent directors. During the fiscal year, each incumbent director attended no fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during that portion of the 2005 fiscal year during which he was a director and (2) the meetings held during the period by all committees of the Board of Directors on which he served during that portion of the 2005 fiscal year in which he served. We encourage each director to attend the Annual Meeting of Stockholders. All directors except David Hermelin were present at the 2004 annual meeting of the Company’s stockholders. Until June 2004, the Board of Directors took all actions relating to the identification and recommendation of directors as nominees and the compensation of executive officers. In June 2004, the Board of Directors established a Nominating and Corporate Governance Committee to take all actions relating to the identification and recommendation of directors as nominees and a Compensation Committee to take all actions relating to the compensation of executive officers.

The Board of Directors currently has three standing committees, namely Audit, Compensation, and Nominating and Corporate Governance. Each of these committees is comprised solely of independent directors in accordance with the New York Stock Exchange listing standards. A charter for each committee is available on the Company’s website at http://www.kvph.com and can be obtained free of charge at the Company’s address appearing on the first page of this proxy statement by written request to the attention of the Secretary or by telephone at (314) 645-6600.

Audit Committee

The Company has a standing Audit Committee of the Board of Directors consisting of Kevin S. Carlie, CPA (Chairman), Norman D. Schellenger and Terry B. Hatfield. The Company’s Board of Directors adopted the Audit Committee’s written charter. The Board of Directors has determined that each member of the Audit Committee meets the standards of independence required by the New York Stock Exchange, as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Securities Exchange Act of 1934. In addition, the Board of Directors has determined that Mr. Carlie, a member of the Audit Committee, is financially literate and possesses sufficient accounting or related financial management expertise within the meaning of the listing standards of the New York Stock Exchange and qualifies as an “audit committee financial expert” under the definition set forth in Item 401(h)(2) of Regulation S-K. The Audit Committee annually appoints the Company’s independent registered public accounting firm, reviews with the independent registered public accounting firm a plan and scope of the audit and audit fees, meets periodically with representatives of the independent registered public accounting firm, the internal auditors, the Board of Directors and management to monitor the adequacy of reporting, internal controls and compliance with the Company’s policies, reviews its annual and interim consolidated financial statements and performs the other functions or duties provided in the Audit Committee Charter. The Audit Committee has adopted a complaint monitoring procedure to enable confidential and anonymous reporting to the Audit Committee of concerns regarding, among other things, questionable accounting or auditing matters. The Audit Committee Policy on Employee Complaint Procedures for Accounting and Auditing Matters is available on the Company’s website at http://www.kvph.com or can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (314) 645-6600.

Compensation Committee

The Compensation Committee currently consists of Norman D. Schellenger and David A. Van Vliet. The Board of Directors has determined that Mr. Schellenger and Mr. Van Vliet are independent directors as defined by the New York Stock Exchange. The Compensation Committee’s responsibilities include (1) reviewing the Company’s compensation policy, (2) reviewing and evaluating the competitiveness of the total compensation of the Company’s executive officers, (3) determining and approving the Chief Executive Officer’s compensation based on an evaluation of the Chief Executive Officer’s performance and the Company’s performance, and (4) approving and administering the Company’s compensation and equity-based incentive plans and authorizing grants or awards under these plans.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Kevin S. Carlie and Terry B. Hatfield. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent and meets the definition of independence adopted by the New York Stock Exchange. The Nominating and Corporate Governance Committee is responsible for: (1) establishing standards for the functioning of the board of Directors and evaluating the overall functioning and performance of the Board of Directors and its Committees, (2) identifying and recommending individuals qualified to become directors and selecting, or recommending to the Board of Directors to select, the director nominees for the annual meetings of stockholders, (3) developing and overseeing the Company’s Corporate Governance Guidelines, and (4) other matters of corporate governance.

The Nominating and Corporate Governance Committee will accept for consideration stockholders’ nominations for directors if made in writing. The nominee’s written consent to the nomination and sufficient background information on the candidate must be included to enable the Committee to make proper assessments as to his or her qualifications. Nominations must be addressed to the Secretary of the Company at its address appearing on the first page of this Proxy Statement. The Nominating and Corporate Governance Committee may also conduct its own search for potential candidates that may include candidates identified directly by a variety of means as deemed appropriate by the Committee. Irrespective of how a candidate may be brought to the Nominating and Corporate Governance Committee’s attention, at the appropriate time, qualified candidates may be asked to conduct one or more personal interviews with appropriate directors. Chosen candidates are extended an invitation to join the Board of Directors and, if the candidate accepts, is formally nominated for election by stockholders.

The Board of Directors has adopted a set of corporate governance guidelines establishing general principles with respect to, among other things, director qualifications and responsibility. These Corporate Governance Guidelines establish certain criteria, experience and skills requirements for potential candidates. There are no established term limits for service as a director of the Company. In general, it is expected that each director of the Company will have the highest personal and professional ethics and integrity and be devoted to representing the interests of the Company and its stockholders. In addition, it is expected that the Board of Directors as a whole will be made up of individuals with diverse experiences in business, government, education and technology. The Company’s Corporate Governance Guidelines are available on its website at http://www.kvph.com and can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (314) 645-6600.

Standards of Business Ethics Policy

All employees of the Company, including its Chief Executive Officer, its Chief Financial Officer and other principal finance and accounting officers, are required to comply with the Company’s Standards of Business Ethics Policy to ensure that the Company’s business is conducted in a legal and ethical manner. The Company’s Standards of Business Ethics Policy covers all areas of professional conduct, including employment policies and practices, conflicts of interest and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Employees and Directors are required to report any suspected violations of our Standards of Business Ethics Policy. The Company, through the Audit Committee, has procedures in place to receive, retain and treat complaints received regarding accounting, internal accounting control or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company’s Standards of Business Ethics Policy can be reviewed on the Company’s website, http://www.kvph.com, or by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of the Secretary, or by telephone at (314) 645-6600.

The Company has also established a Senior Executives Code of Ethics as a supplement to the Standards of Business Ethics Policy. The Senior Executives Code of Ethics applies to the Chief Executive Officer, Chief Financial Officer, Vice President—Finance, principal accounting officer and any other officer of the Company serving in a finance, accounting, treasury, tax or investor relations role. The Senior Executives Code of Ethics requires each of such officers to provide accurate and timely information related to the Company’s public disclosure requirements. The Company’s Senior Executives Code of Ethics can be reviewed on the Company’s website, http://www.kvph.com. The Company intends to post any amendment to, or waiver of, the Senior Executives Code of Ethics on its website.

Compensation of Directors

We pay to the independent directors of the Company a retainer of $15,000 per year, with the exception of the Chairman of the Audit Committee, who receives a retainer of $20,000 per year. We also pay to the independent directors compensation of $1,000 per day for Board of Directors meetings or meetings of committees that the Board of Directors attended, and $500 per meeting attended for telephonic meetings of the Board of Directors or of committees of the Board of Directors. We also pay the ordinary and necessary out-of-pocket expenses incurred by the independent directors for attendance at Board of Directors and Committee meetings. No director who is an employee of the Company received compensation for services rendered as a director. In addition, independent directors, upon appointment, are granted options to acquire 5,000 shares of Class B Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, the Company’s directors and persons who own more than 10% of a registered class of the Company’s equity securities to file periodic reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by Securities and Exchange Commission regulation to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of all such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2005.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION;
TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

Since June 2004, the Compensation Committee of the Board of Directors has deliberated and taken any required actions regarding the compensation of the Company’s executive officers and reviewed the compensation process for the entire Company. During such period, Victor M. Hermelin, Marc S. Hermelin, David S. Hermelin and Alan G. Johnson were officers and employees of the Company.

Victor M. Hermelin, the Chairman of the Board of the Company, has a license agreement with the Company pursuant to which he has licensed the use of technology subject to a patent application. Royalties paid to him under the terms of this agreement were $203,820 for fiscal year 2005. Also, in fiscal 2005, Victor M. Hermelin received a salary, bonus, consulting fees and other compensation of $125,456, $60,000, $139,859 and $8,789, respectively.

Marc S. Hermelin, the Vice Chairman and Chief Executive Officer of the Company, is a partner in a partnership that leases certain real property to the Company. Lease payments made by the Company to the partnership for this property during fiscal year 2005 totaled $276,881. The Company believes that the terms and conditions of the transactions with the affiliated person described above were more favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated persons.

David S. Hermelin, the son of Marc S. Hermelin and grandson of Victor M. Hermelin, is a director and is employed by the Company as Vice President, Corporate Strategy and Operations Analysis. For fiscal year 2005, David S. Hermelin received a salary, earned incentive and other compensation of $217,484, $50,625 and $5,199, respectively, from the Company. Also, in fiscal 2005, David S. Hermelin was granted options to acquire 50,000 shares of Class B Common Stock that had a grant date present value of $206,642.

Mitchell I. Kirschner, the brother-in-law of Marc S. Hermelin and son-in-law of Victor M. Hermelin, is employed by the Company as Vice President, New Business Development. For fiscal year 2005, Mitchell I. Kirschner received salary, earned incentive and other compensation of $262,909, $40,000 and $5,560, respectively, from the Company.

Sarah R. Weltscheff is employed by the Company as Vice President, Administration and Corporate Communications. Ms. Weltscheff and Marc Hermelin are married under religious law. For fiscal 2005, Ms. Weltscheff received a salary, earned incentive and other compensation of $255,984, $77,000 and $6,912, respectively, from the Company. Also, in fiscal 2005, Ms. Weltscheff was granted options to acquire 5,000 shares of Class B Common Stock that had a grant date present value of $18,786. In addition, Ms. Weltscheff exercised options in fiscal 2005 to acquire 5,922 shares of Class A Common Stock. Using the March 31, 2005 closing price for Class A Common Stock of $23.20 as the fair value of the stock, Ms. Weltscheff’s option exercise resulted in a realized value of $125,228.

EXECUTIVE COMPENSATION

The following table reflects compensation paid or payable by the Company and its subsidiaries for fiscal years ended March 31, 2003, 2004 and 2005 to the Company’s Chief Executive Officer and each of the four most highly compensated executive officers (together, the “named executive officers”).

Summary Compensation Table
Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($) (1)

Marc S. Hermelin Vice Chairman of the Board and Chief Executive Officer	2005 2004 2003	1,096,039 1,015,720 906,538	1,488,736 (2) 1,991,941 (2) 1,282,000 (2)	124,959 67,378 75,101
Alan G. Johnson Senior Vice President Strategic Planning and Corporate Growth	2005 2004 2003	386,335 371,776 364,354	50,000 75,000 25,000	16,825 16,583 12,750
Raymond F. Chiostri President and Chief Executive Officer of Particle Dynamics, Inc. and Vice President of the Company	2005 2004 2003	271,442 261,312 261,119	27,000 25,000 --	8,925 11,353 9,647
Michael S. Anderson Chief Executive Officer of Ther-Rx Corporation	2005 2004 2003	297,750 288,684 277,476	30,000 58,000 50,000	11,351 12,589 12,347
Jerald J. Wenker President of Ther-Rx Corporation	2005 2004 2003	334,341 ~~--- ---~~	88,000 ~~--- ---~~	13,458 ~~--- ---~~

 _______________

(1)
Consists of Company contributions to the Company’s profit sharing plan and 401(k) plan. The economic value of life insurance premiums and applicable tax gross-up paid by the Company on policies covered by split dollar insurance agreements for the benefit of Marc S. Hermelin, was $109,483, $52,530 and $20,903 for fiscal years 2005, 2004 and 2003, respectively.

(2)
$297,000 and $273,000 of the amounts in 2004 and 2003, respectively, were paid in the form of stock options for the purchase of 150,000 shares of Class A Common Stock in 2004 and 100,000 shares of Class B Common Stock in 2003.

Information As To Stock Options

The following table lists the options to acquire Class A Common Stock issued during fiscal 2005 to any person named in the Summary Compensation Table. No options to acquire Class B Common Stock were issued during fiscal 2005 to any named executive officer.

Option/SAR Grants in Last Fiscal Year (Class A Common Stock)
	Individual Grants				Grant Date Value
Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value ($) (1)
Marc S. Hermelin	100,000	14.8%	25.04	5/10/2008	$276,000
Alan G. Johnson	10,000	1.5%	22.25	5/21/2014	37,464
Michael S. Anderson	5,000	0.7%	22.25	5/21/2014	18,732
Jerald J. Wenker	60,000	8.9%	22.25	5/21/2014	224,784
__________________________

(1)
This estimate of value was developed solely for the purpose of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and is not intended to predict future prices of the Company’s Class A Common Stock. This estimate was developed using the Black-Scholes option pricing model (as provided by Instruction 9 to Item 402(c) of Regulation S-K governing disclosures regarding options) incorporating the following assumptions: volatility of .516 and dividend yield of 0%, both based on the actual history since 1999 for the underlying Class A Common Stock; risk-free rate of return of 3.72% based on a five-year treasury rate and time of exercise of three to five years, being the term of the option grants; and a 47.5% discount for lack of marketability.

The following tables list certain information concerning option exercises and option holdings as of the end of fiscal 2005 of options held by the named executive officers to acquire shares of Class A Common Stock and Class B Common Stock.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR Values (Class A Common Stock)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/ SARs at Fiscal Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the- Money Options/SARs at Fiscal Year-End ($) Exercisable/ Unexercisable (1)
Marc S. Hermelin	---	$---	250,000/---	$619,950/---
Alan G. Johnson	22,469	$368,829	7,375/9,375	$71,209/73,109
Michael S. Anderson	18,562	$375,427	2,187/6,188	$33,800/37,600
Raymond F. Chiostri	---	$---	600/900	$7,320/10,980
Jerald J. Wenker	---	$---	6,000/54,000	$5,700/51,300

__________________________

(1)	The monetary value used in this calculation is $23.20 per share, the fair market value of the stock as of March 31, 2005.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR Values (Class B Common Stock)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/ SARs at Fiscal Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the- Money Options/SARs at Fiscal Year-End ($) Exercisable/ Unexercisable (1)
Marc S. Hermelin	---	$---	96,450/---	$1,058,732/---

__________________________
(1)	The monetary value used in this calculation is $23.48 per share, the fair market value of the stock as of March 31, 2005.

EMPLOYMENT ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

The Company has an employment agreement with Marc S. Hermelin, Vice Chairman and Chief Executive Officer, that commenced in 1996 and was extended in November 2004 through March 2010, and automatically renews for successive 12-month periods. Mr. Hermelin initially received base compensation of $593,068, increasing annually by the greater of the consumer price index (CPI) or 8%. Mr. Hermelin is insured under life insurance policies for which the premium is to be repaid to the Company out of policy proceeds. In addition, Mr. Hermelin is entitled to receive an incentive bonus decreasing from 7% to 4% of net income based on a formula related to the Company exceeding certain net income levels. In the event of voluntary termination of full-time employment prior to age 65, the agreement provides for a consulting arrangement, whereby he would provide a minimum number of hours of consulting services to the Company in return for 50% of his base salary, bonus and additional payments for services in excess of the minimum.

Upon retirement, the agreement provides for consulting services and retirement benefits each equaling a maximum of 30% of average base salary/bonus, adjusted annually by the greater of CPI or 8% for the longer of 10 years or life, except that in the event of Mr. Hermelin’s death prior to age 65, retirement benefits will not be paid, but the other mentioned benefits will be paid to his beneficiaries for a period of 10 years.

In the event of his termination other than by death or disability, the agreement provides for payment of an amount equal to his then base salary and 36 monthly payments equal to 75% of his last monthly base salary, or, at the election of Mr. Hermelin, the consulting services described in the preceding paragraph. In the event of a change of control, Mr. Hermelin could receive the above payment or elect a lump sum cash payment of 2.5 times his base salary, acceleration of stock options and employee benefits for 30 months. The Company has secured its obligations to Mr. Hermelin as required by the agreement.

Other Officers

Consistent with the Board of Directors’ executive compensation program, (1) Michael S. Anderson has an employment agreement (extending from year to year) establishing base levels of compensation, subject to normal compensation reviews and an incentive bonus based on performance; (2) Jerald J. Wenker has an employment agreement (extending from year to year) establishing base levels of compensation, subject to normal compensation reviews and an incentive bonus based on performance; (3) Alan G. Johnson has an employment agreement (extending from year to year) establishing base levels of compensation, subject to normal compensation reviews and an incentive bonus based on performance; and (4) Raymond F. Chiostri has an employment agreement (through March 31, 2006, with automatic renewal for successive two-year periods) providing base compensation and an incentive bonus based on performance.

COMPENSATION COMMITTEE REPORT

Prior to formation of the Compensation Committee in June 2004, the full Board of Directors reviewed the Company’s executive compensation philosophy and guiding principles and evaluated its plans and policies against current and emerging competitive practices, legal and regulatory developments and corporate governance trends. The purpose of the review was to provide assurance that in light of the changing corporate environment, the Company’s compensation programs would continue to help attract and retain the talent necessary to foster strong sales growth, long-term financial performance and shareholder returns.

The Company’s executive compensation program is based upon experience, tenure and a pay-for-performance philosophy. The key components of executive officer compensation for executive officers other than the Chief Executive Officer are: (1) salary, which is based on the individual’s overall experience, Company tenure, level of responsibility and the general and industry-specific business environment; (2) cash earned incentives, which are based on individual performance and the performance of the Company, measured in terms of the attainment of both defined and general objectives; and (3) stock option grants, intended to align management’s interest in the Company’s long-term success with the interests of the Company’s stockholders. The size of individual awards is dependent upon the executive officer’s position, salary, number of vested options and both past and expected future contributions to the Company. The above-described criteria are applied to each executive officer subjectively, based upon the Compensation Committee’s perception of each executive officer’s performance and value to the Company.

In order to provide a competitively attractive package to secure and retain executive officers, the Company supplements standard benefits packages offered to all employees with appropriate executive benefits, sometimes including car allowances and additional insurance coverage.

The Chief Executive Officer’s compensation is based upon evaluation of the Chief Executive Officer’s performance relative to shareholder return, the compensation received by chief executive officers at similarly situated companies and historical performance of the Chief Executive Officer. The Committee did not attribute specific values or weights to any factors considered

In fulfilling its responsibilities with the renewal and extension of the Chief Executive Officer’s compensation package, the Committee determination included the following:

•	Utilization of independent world-renowned compensation consulting specialists.
•	Industry specific peer group compensation reports.
•	Competitive assessment of both short-term and long-term goals and performance achievements versus peer group companies.

The results of these reviews demonstrated that the Chief Executive Officer’s direct compensation was below the peer group median and the overall employment contract was within competitive market practices, with the benefit of the contract structure to the Company and its shareholders reflected in the Company’s performance history.

Based on these reviews, the Committee approved the extension of the Chief Executive Officer’s contract to March 2010.

Compliance with Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation exceeding $1 million paid to the Chief Executive Officer and any one of the four other most highly compensated executive officers for any fiscal year. Qualifying performance-based compensation is not subject to the limitation if certain requirements are met. Based on regulations issued by the Internal Revenue Service, the Company has taken the necessary actions to ensure deductibility of performance-based compensation paid to such officers.

Respectfully submitted, THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF K-V PHARMACEUTICAL COMPANY Norman D. Schellenger, Member David A. Van Vliet, Member

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee are provided in its Charter, which has been approved by the Board of Directors of the Company. The Audit Committee’s Charter was most recently revised and approved by the Board of Directors on June 9, 2004. A copy of the Charter was attached to the 2004 Proxy Statement as Attachment A.

In fulfilling its oversight responsibilities with respect to the consolidated financial statements for the fiscal year ended March 31, 2005, the Audit Committee, among other things, has:

(a)
reviewed and discussed with management the Company’s consolidated audited financial statements as of and for the fiscal year ended March 31, 2005, including a discussion of the quality and acceptability of the Company's financial reporting and internal controls;

(b)
discussed with the Company’s independent registered public accounting firm who is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under professional standards, including Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of American Institute of Certified Public Accountants;

(c)
received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees, as amended, by the Independence Standard Board, discussed with the independent registered public accounting firm its independence and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence; and

(d)	discussed with the Company’s internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits.

The Audit Committee met with the Company’s internal auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005.

Respectfully submitted, THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF K-V PHARMACEUTICAL COMPANY Kevin S. Carlie, Chairman Norman D. Schellenger, Member Terry B. Hatfield, Member

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

COMPARISON OF FIVE YEAR
CUMULATIVE TOTAL RETURN

Set forth below is a line-graph presentation comparing cumulative stockholder returns for the last five fiscal years on an indexed basis with the NYSE Composite Index and the S&P Pharmaceuticals Index, a nationally recognized industry standard index. The graph assumes the investment of $100 in Company Class A and Class B Common Stock, the NYSE Composite Index, and the S&P Pharmaceuticals Index on March 31, 2000, and reinvestment of all dividends. There can be no assurance that the Company’s stock performance will continue into the future with the same or similar trends depicted in the graph below.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
AMONG K-V PHARMACEUTICAL COMPANY, THE NYSE COMPOSITE
INDEX
AND THE S&P PHARMACEUTICALS INDEX

*$100 invested on 3/31/00 in stock or index
including reinvestment of dividends.
Fiscal year ended March 31.

	For Fiscal Year Ended March 31,
	2001	2002	2003	2004	2005
K-V PHARMACEUTICAL COMPANY	108.14	163.36	98.45	205.78	187.96
NYSE COMPOSITE	99.56	104.38	78.46	113.37	122.54
S&P PHARMACEUTICALS	116.42	116.72	94.16	98.99	94.53

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed KPMG LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the current fiscal year ending March 31, 2006. On August 17, 2004, the Company engaged KPMG LLP as its independent registered public accounting firm. The engagement was approved by the Audit Committee of the Company's Board of Directors. KPMG LLP replaced BDO Seidman LLP, which resigned as the Company’s independent public accountants on July 6, 2004. BDO Seidman, LLP had served as the Company’s independent public accountants since May 1996.

The reports of BDO Seidman, LLP on the Company’s consolidated financial statements for each of the fiscal years ending March 31, 2003 and March 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company’s consolidated financial statements for the fiscal years ended March 31, 2003 and March 31, 2004 and through the date of its resignation, there were no disagreements with BDO Seidman, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused BDO Seidman, LLP to make reference to the matter in its report in the consolidated financial statements for such years.

During the 2003 and 2004 fiscal years and through July 6, 2004, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K except that BDO Seidman, LLP identified and communicated with the Audit Committee a reportable condition in the internal control structure of the Company. The reportable condition related to deficiencies in customer credit processing and the lack of sufficient and timely management review of the Company’s accounts receivable reserves. Conditions which gave rise to the deficiencies have been corrected.

The Company requested BDO Seidman, LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 12, 2004, was filed as Exhibit 16 to the Company’s Report on Form 8-K filed with the Commission July 13, 2004.

During the Company’s fiscal years ended March 31, 2003 and 2004, and through August 17, 2004, the Company did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any matter that was either the subject of a disagreement or a reportable event.

A proposal will be presented at the Annual Meeting to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm. One or more of the representatives of that firm are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so. Neither the Company’s Bylaws nor its other governing documents or law require stockholder ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The Audit Committee and the Company have policies in place to ensure that its independent registered public accounting firm is only engaged to provide other permitted services when it is believed that such firm is the most qualified service provider, and the services do not conflict with the role of the Company’s independent registered public accounting firm as the Company’s independent registered public accounting firm. The Company does not at this time intend to engage its independent registered public accounting firm for fiscal 2006 for any services that are not audit or tax related. The Audit Committee and the Company also have policies in place covering rotation of key audit personnel and a prohibition on hiring personnel who have been engaged on the Company’s audit.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

If the proposal is defeated, the Audit Committee will consider the retention of KPMG LLP and take appropriate actions as deemed necessary.

FEES BILLED BY INDEPENDENT PUBLIC ACCOUNTANTS

The following table sets forth the amount of audit fees, audit-related fees, tax fees and all other fees billed or expected to be billed by BDO Seidman, LLP, the Company’s former principal accountant, and by KPMG LLP, the Company’s current independent registered public accounting firm, for the fiscal years ended March 31, 2005 and March 31, 2004, respectively:

	March 31, 2005 (4)	March 31, 2004

Audit Fees (1)	$1,026.315	$190,567
Audit-Related Fees (2)	34,800	13,136
Tax Fees (3)	--	--
All Other Fees (3)	--	117,238
Total Fees _______________	$1,061,115	$320,941

(1)
Includes fees for professional services rendered in connection with the audit of our consolidated financial statements and internal control over financial reporting and the review of consolidated financial statements included in our Forms 10-Q for the related annual period.

(2)	Includes fees for services associated with 401(k) Plan audits, and consultation on audit related items.
(3)	Include fees and expenses for services associated with other filings with the Securities and Exchange Commission.
(4)
During fiscal 2005, the Company changed its principal accounting firm from BDO Seidman, LLP to KPMG LLP. Included in Audit Fees are billings from BDO Seidman, LLP for $77,535 related to the fiscal year 2005 audit

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services provided to the Company by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting. The Audit Committee approved all audit and non-audit services provided by the independent registered public accounting firm for fiscal 2005. The Audit Committee, after review and discussion with KPMG LLP of the Company’s pre-approval policies and procedures, determined that the provision of these services in accordance with such policies and procedures was compatible with maintaining KPMG LLP’s independence.

ANNUAL REPORT

The Annual Report of the Company for fiscal 2005 accompanies this Notice of Annual Meeting and Proxy Statement.

FUTURE PROPOSALS OF SECURITY HOLDERS

Proposals of stockholders and nominations for directors intended to be presented at the 2006 Annual Meeting of Stockholders must be received by the Company’s Secretary no later than March 29, 2006 for consideration and inclusion in the proxy statement and proxy card for that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

Stockholder proposals and nominations for directors that do not appear in the proxy statement may be considered at the 2006 Annual Meeting of Stockholders only if written notice of the proposal is received by the Company’s Secretary no later than May 31, 2006. Such notice must include a description of the proposed business and the reasons therefor. The Board of Directors or the presiding officer at the 2006 Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for stockholder action in accordance with applicable law. These requirements are separate from the procedural requirements a stockholder must meet to have a proposal included in the Company’s proxy statement. All proposals should be addressed to the Secretary, K-V Pharmaceutical Company, 2503 South Hanley Road, St. Louis, 63144.

COMMUNICATION WITH THE BOARD OF DIRECTORS

A stockholder who wishes to communicate with our Board of Directors, specific individual directors or the independent directors as a group may do so by directing a written request addressed to such director(s) in care of the Corporate Secretary at the address appearing on the first page of this proxy statement (or via e-mail through our website at http//:www.kvph.com). Such communication will be directed to the intended director, group of directors or the entire Board of Directors, as the case may be, with the Corporate Secretary having the authority to screen-out inappropriate communications.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of this proxy statement or annual report is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any stockholder at your address. If you wish to receive a separate copy of the proxy statement or annual report, you may call us at (314) 645-6600 or send a written request to K-V Pharmaceutical Company, 2503 South Hanley Road, St. Louis, 63144, Attention: Secretary. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy thereon in accordance with the judgment of such persons.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005, as filed with the Securities and Exchange Commission (including related financial statements and schedules), is available to stockholders, without charge, upon written request to the Secretary, K-V Pharmaceutical Company, 2503 South Hanley Road, St. Louis, Missouri 63144. Stockholders may also access the Form 10-K and the Company’s other filings with the Securities and Exchange Commission through the Company’s website at http://www.kvph.com.

ALAN G. JOHNSON
Secretary

St. Louis, Missouri
July 27, 2005

P R O X Y
(Class A Shareholder)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
K-V PHARMACEUTICAL COMPANY
2005 ANNUAL SHAREHOLDERS’ MEETING

The undersigned shareholder of Class A Common Stock of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints VICTOR M. HERMELIN and MARC S. HERMELIN, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Lewis and Clark Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Thursday, September 1, 2005, commencing at 9:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1.	ELECTION OF THREE CLASS A DIRECTORS:

☐	FOR all three nominees listed below	WITHHOLD AUTHORITY to vote for all three nominees listed below	☐

MARC S. HERMELIN
KEVIN S. CARLIE
DAVID A. VAN VLIET

INSTRUCTION: To withhold authority to vote for one or more nominees, print each such nominee’s name on the line provided below:

2.	RATIFICATION OF ENGAGEMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

FOR ☐  AGAINST ☐  ABSTAIN ☐

3.	In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL NO. 1 AND FOR RATIFICTION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNDER PROPOSAL NO. 2.

The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated July 15, 2005.

Dated:	, 2005

Signature

Signature

Signature

Please sign name(s) exactly as it appears on this proxy. In the case of joint holders all should sign. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, this proxy should be signed by an authorized partner. Executors, administrators and trustees should so indicate when signing.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. A POSTAGE-PREPAID RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

P R O X Y
(Class B Shareholder)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
K-V PHARMACEUTICAL COMPANY
2005 ANNUAL SHAREHOLDERS’ MEETING

The undersigned shareholder of Class B Common Stock of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints VICTOR M. HERMELIN and MARC S. HERMELIN, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Lewis and Clark Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Thursday, September 1, 2005, commencing at 9:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1.	ELECTION OF THREE CLASS A DIRECTORS:

☐	FOR all three nominees listed below	WITHHOLD AUTHORITY to vote for all three nominees listed below	☐

MARC S. HERMELIN
KEVIN S. CARLIE
DAVID A. VAN VLIET

INSTRUCTION: To withhold authority to vote for one or more nominees, print each such nominee’s name on the line provided below:

2.	RATIFICATION OF ENGAGEMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

FOR ☐  AGAINST ☐  ABSTAIN ☐

3.	In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL NO. 1 AND FOR RATIFICTION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNDER PROPOSAL NO. 2.

The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated July 15, 2005.

Dated:	, 2005

Signature

Signature

Signature

Please sign name(s) exactly as it appears on this proxy. In the case of joint holders all should sign. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, this proxy should be signed by an authorized partner. Executors, administrators and trustees should so indicate when signing.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. A POSTAGE-PREPAID RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.